UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 3, 2021

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2021 Annual Meeting of Stockholders held on December 3, 2021, Patrick J. McEnany, Philip H. Coelho, Charles B. O’Keeffe, David S. Tierney, Donald A. Denkhaus, Richard J. Daly and Molly Harper were elected to the Company’s Board of Directors to serve until the 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified, or until their earlier death, resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 3, 2021, the Company held its 2021 Annual Meeting of Stockholders. The final voting results on the matters considered at the meeting were as follows:

1.    Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Patrick J. McEnany	59,574,297	3,080,363	117,847	13,671,975
Philip H. Coelho	55,744,733	6,915,068	112,706	13,671,975
Charles B. O’Keeffe	57,495,445	5,166,109	110,953	13,671,975
David S. Tierney	57,290,927	5,331,612	149,968	13,671,975
Donald A. Denkhaus	58,881,012	3,779,909	111,586	13,671,975
Richard J. Daly	52,925,647	9,734,474	112,386	13,671,975
Molly Harper	60,787,856	1,805,179	179,472	13,671,975

2.    Approval of an amendment to the Company’s 2018 Stock Incentive Plan increasing the number of shares authorized under the plan by 5,000,000 shares (from 10,000,000 shares to 15,000,000 shares):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,792,084	5,849,825	130,598	13,671,975

3.    Approval, on an advisory basis, of 2020 compensation of our named executive officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,092,977	3,432,904	246,626	13,671,975

4.    Ratification of the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Votes Abstained
75,659,772	739,493	45,217

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 2 to 2018 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement dated October 25, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: December 3, 2021

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